SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC 20549

                        FORM 8-K

                     CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

    Date of Report (Date of earliest event reported):
                     July 23, 2003

                 OPTIMARK HOLDINGS, INC.
    Exact name of registrant as specified in its charter)


   Delaware	      000-30527		   22-3730995
(State or other  (Commission File Number) (IRS Employer
jurisdiction				Identification
incorporation)				   No.)


         1114 Avenue of the Americas, 22nd Floor,
                New York, New York 10036
    (Address of principal executive offices and zip code)


    Registrant's telephone number, including area code:
                     (212) 575-9314


                         N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
On July 23, 2003, OptiMark Holdings, Inc. (the "Company") entered into a sixth loan agreement with certain of its shareholders. Under this sixth loan agreement, the Company borrowed $940,000 for a period of 180 days at an interest rate of 10% per annum compounded every ninety days. The sixth loan is secured by substantially all of the assets of the Company. In lieu of repayment of principal in cash, the lenders may require the Company to repay the principal amount of the loan by (i) causing OptiMark, Inc., a wholly-owned subsidiary of the Company, to transfer eighty-nine (89) shares of Non-Qualified Preferred Stock, par value $0.01 per share ("Innovations Preferred Stock"), of OptiMark Innovations Inc. ("Innovations") to the lenders and (ii) decreasing the number of shares of common stock, par value $0.01 per share, of Innovations that the lenders have the right to reacquire pursuant to an Amendment No. 2 to that certain Amended and Restated Investors' Rights Agreement, dated as of July 23, 2003, by and among the Company, Innovations and the other parties signatories thereto, by twenty
(20) shares. The lenders also have the option to require payment of all remaining obligations, including accrued and unpaid interest, less the principal amount, in cash or in shares of Innovations Preferred Stock.

Item 7. Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.


Exhibit No.              Description

4.1 Amendment No. 2 to the Amended and Restated Investors' Rights Agreement, dated as of July 23, 2003, by and among OptiMark Holdings, Inc.,
        OptiMark, Inc., OptiMark Innovations Inc.,
        Draper Fisher Jurvetson ePlanet Ventures, L.P., Draper Fisher Jurvetson ePlanet Partners Fund, L.L.C. and Draper Fisher Jurvetson ePlanet Ventures GmBH
        & Co. KG, SOFTBANK Capital Partners LP, SOFTBANK Capital LP, and SOFTBANK Capital Advisors Fund LP.

10.1 Loan Agreement, dated as of July 23, 2003, by and between OptiMark Holdings, Inc., SOFTBANK Capital
         Partners LP, SOFTBANK Capital LP, SOFTBANK Capital
         Advisors Fund LP and OptiMark, Inc. (solely with respect to Section 3.5 thereof).


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OPTIMARK HOLDINGS, INC.
  				By: /s/ Robert J. Warshaw
				Name:  Robert J. Warshaw
				Title:  President and Chief
				Executive Officer

Date: July 28, 2003


                       Exhibit Index

Exhibit No.              Description

4.1 	    Amendment No. 2 to the Amended and Restated
            Investors' Rights Agreement, dated as of July 23, 2003, by and among OptiMark Holdings, Inc., OptiMark, Inc., OptiMark Innovations Inc.,
            Draper Fisher Jurvetson ePlanet Ventures, L.P., Draper Fisher Jurvetson ePlanet Partners Fund, L.L.C. and Draper Fisher Jurvetson ePlanet Ventures GmBH & Co. KG, SOFTBANK Capital Partners LP, SOFTBANK Capital LP, and SOFTBANK Capital Advisors Fund LP.

10.1 Loan Agreement, dated as of July 23, 2003, by and between OptiMark Holdings, Inc., SOFTBANK Capital Partners LP, SOFTBANK Capital LP, SOFTBANK Capital Advisors Fund LP and OptiMark, Inc. (solely with respect to Section 3.5 thereof).